                                                                      EXHIBIT 99
[ALLETE LOGO]


                                   For Release:       February 16, 2006
                                   CONTACT:           Eric Olson
                                                      218-723-3947
                                                      eolson@allete.com

                                   INVESTOR           Tim Thorp
                                   CONTACT:           218-723-3953
                                                      tthorp@allete.com
NEWS

                 ALLETE REPORTS 2005 FINANCIAL RESULTS;
          PROJECTS 15-20 PERCENT 2006 EARNINGS PER SHARE GROWTH


ALLETE, Inc. (NYSE: ALE) today reported 2005 earnings from continuing operations of $0.64 per diluted share, compared to $1.35 in 2004. Excluding transactions not representative of ongoing operations in 2005 and 2004 (described below), earnings from continuing operations were $2.26 per share in 2005 compared to $1.32 in 2004, an increase of 71 percent.

"We couldn't be more pleased with the financial and operational performance of our company," said Donald J. Shippar, ALLETE's chairman, president and CEO. "Utility power sales were higher across all customer classes in 2005. Real estate sales were robust and our Town Center at Palm Coast project began to take shape."

REGULATED UTILITY income improved $8.0 million from 2004 to 2005, primarily due to a four percent increase in overall electricity sales. Healthier economic conditions in Minnesota Power's service territory combined with warmer weather in the summer of 2005 contributed to stronger sales to all customer classes.

NONREGULATED ENERGY OPERATIONS recorded a $1.9 million profit in 2005 compared to a loss of $2.9 million in 2004, excluding the $50.4 million, or $1.84 per share, charge related to the assignment of the Kendall County, Ill. power purchase agreement. Elimination of the operating loss related to this agreement and strong results from BNI Coal contributed to the 2005 increase. Earnings from the Taconite Harbor Energy Center were down from last year because of outage-related maintenance and other expenses.

Income from REAL ESTATE climbed to $17.5 million in 2005, a 22 percent increase over 2004. The first real estate sales from ALLETE Properties' Town Center at Palm Coast development were recorded in 2005, representing 643,000 square feet of commercial space. After months of infrastructure construction, the first developer-owned structures on the 1,550-acre project will be built in 2006.

ALLETE's OTHER segment recorded income of $2.9 million, a $13.5 million improvement from last year. In 2005, ALLETE recorded lower interest expense and higher earnings on excess cash, and had a smaller loss in its emerging technology investment portfolio. In addition, during the fourth quarter of 2005, a $3.7 million, or $0.13 per share, current tax benefit due to the positive resolution of income tax audit issues was recognized and comprehensive tax planning initiatives implemented by ALLETE in 2005 resulted in a $2.5 million, or $0.09 per share, deferred tax benefit. In 2004, a $10.9 million, or $0.38 per share, debt prepayment expense nearly offset an $11.5 million, or $0.41 per share, gain on the sale of ADESA, Inc. common shares.

                                     - more-

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ALLETE NEWS RELEASE                                                       PAGE 2
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"Beyond the solid financial gains in this earnings report, we achieved a number of milestones and accomplished important strategic objectives in 2005," Shippar said. These events included:

       - Assigning the Kendall County power purchase agreement, eliminating projected after-tax operating losses of approximately $8 million per year;
       - Entering into an agreement to invest in American  Transmission Company,
         which  is  expected  to  be  a  significant  and  consistent   earnings
         contributor in our energy business;
       - Extending electric contracts with five of Minnesota Power's customers in the taconite mining and pulp and paper industries for an additional four to eight years;
       - Announcing a $60 million plan to reduce air emissions at two generating stations, while requesting current cost recovery;
       - Entering an agreement to purchase renewable energy from a new wind facility to be built in North Dakota and continuing to pursue the purchase of renewable energy from a new wind facility in northern Minnesota;
       - Recording the company's first real estate sales at ALLETE Properties' Town Center project, signing the company's first sales contract for the Palm Coast Park development, and beginning the Development of Regional Impact process for Ormond Crossings, the company's third major real estate development;
       - Completing the exit from the company's Water Services businesses by selling our water and wastewater assets in Georgia; and
       - Selling Enventis Telecom, a transaction that provided approximately $29 million in cash.

Due in large part to these accomplishments, ALLETE expects 2006 earnings per share from continuing operations to increase by 15 percent to 20 percent. This earnings expectation is based on a 2005 diluted earnings per share from continuing operations of $2.26, which excludes transactions not representative of ongoing operations. The 2006 earnings expectation does not include earnings from additional investments we may make in growth initiatives.

"Our company is in a good position to keep the positive momentum going in 2006," Shippar said. "We look forward to building upon ALLETE's strengths, and expect another strong year."

Shippar also noted that, due to the company's near and long-term earnings outlook, the ALLETE Board of Directors recently declared a substantial 15 percent increase in the quarterly common stock dividend.

"The board is confident in the company's ability to provide consistent future dividend increases while, at the same time, funding its growth strategy," he said.

ALLETE, headquartered in Duluth, Minn., provides energy services in the upper Midwest and has significant real estate holdings in Florida. More information about the company is available at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     #####

         ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                WWW.ALLETE.COM

ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                           ALLETE, INC.
                                                 CONSOLIDATED STATEMENT OF INCOME
                                         FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004
                                                Millions Except Per Share Amounts


                                                                                  QUARTER ENDED                    YEAR ENDED
                                                                              2005            2004             2005           2004

------------------------------------------------------------------------------------------------------------------------------------

OPERATING REVENUE                                                            $192.3          $168.8            $737.4        $704.1
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OPERATING EXPENSES
     Fuel and Purchased Power                                                  71.2            69.1             273.1         286.2
     Operating and Maintenance                                                 81.7            72.4             293.5         270.1
     Kendall County Charge                                                        -               -              77.9             -
     Depreciation                                                              12.1            11.7              47.8          46.9
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                             165.0           153.2             692.3         603.2
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                                    27.3            15.6              45.1         100.9
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSE)
     Interest Expense                                                          (6.3)           (6.1)            (26.4)        (31.7)
     Other                                                                      3.4             9.3               1.1         (12.2)
------------------------------------------------------------------------------------------------------------------------------------
         Total Other Income (Expense)                                          (2.9)            3.2             (25.3)        (43.9)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
     BEFORE MINORITY INTEREST AND INCOME TAXES                                 24.4            18.8              19.8          57.0
MINORITY INTEREST                                                               0.3             0.1               2.7           2.1
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                          24.1            18.7              17.1          54.9
INCOME TAX EXPENSE (BENEFIT)                                                   (0.1)            2.6              (0.5)         16.4
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
     BEFORE CHANGE IN ACCOUNTING PRINCIPLE                                     24.2            16.1              17.6          38.5
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX                        (3.2)           (6.4)             (4.3)         73.7
CHANGE IN ACCOUNTING PRINCIPLE - NET OF TAX                                       -               -                 -          (7.8)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                   $ 21.0          $  9.7            $ 13.3        $104.4
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                     27.5            28.2              27.3          28.3
     Diluted                                                                   27.6            28.4              27.4          28.4
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BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
     Continuing Operations                                                    $0.89           $0.57             $0.65         $1.37
     Discontinued Operations                                                  (0.12)          (0.22)            (0.16)         2.60
     Change in Accounting Principle                                               -               -                 -         (0.28)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              $0.77           $0.35             $0.49         $3.69
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DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
     Continuing Operations                                                    $0.88           $0.56             $0.64         $1.35
     Discontinued Operations                                                  (0.12)          (0.22)            (0.16)         2.59
     Change in Accounting Principle                                               -               -                 -         (0.27)
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                                                                              $0.76           $0.34             $0.48         $3.67
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DIVIDENDS PER SHARE OF COMMON STOCK                                         $0.3150         $0.3000           $1.2450       $2.8425
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

                          CONSOLIDATED BALANCE SHEET
                FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004
                                    Millions

                                                           2005         2004
--------------------------------------------------------------------------------
ASSETS
Cash and Cash Equivalents                                $   89.6     $   43.7
Restricted Cash                                                 -         30.3
Short-Term Investments                                      116.9        149.2
Other Current Assets                                        167.0        131.8
Property, Plant and Equipment                               860.4        849.6
Investments                                                 117.7        124.5
Discontinued Operations                                       2.6         49.5
Other                                                        44.6         52.8

--------------------------------------------------------------------------------
TOTAL ASSETS                                             $1,398.8     $1,431.4
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                                      $  106.7     $   91.7
Long-Term Debt                                              387.8        389.4
Other Liabilities                                           288.5        295.3
Discontinued Operations                                      13.0         24.5
Shareholders' Equity                                        602.8        630.5
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $1,398.8     $1,431.4
--------------------------------------------------------------------------------


ALLETE NEWS RELEASE                                                       PAGE 4
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
                                                                         QUARTER ENDED                          YEAR ENDED
                                                                          DECEMBER 31,                         DECEMBER 31,
ALLETE, INC.                                                         2005             2004                2005              2004
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS)
Millions

   Regulated Utility                                                $14.4            $ 9.6               $45.7            $ 37.7
   Nonregulated Energy Operations <F1>                               (1.2)            (3.5)              (48.5)             (2.9)
   Real Estate                                                        3.8             (0.2)               17.5              14.3
   Other                                                              7.2             10.2                 2.9             (10.6)
------------------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations                                 24.2             16.1                17.6              38.5
   Income (Loss) from Discontinued Operations                        (3.2)            (6.4)               (4.3)             73.7
   Change in Accounting Principle                                       -                -                   -              (7.8)
------------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                       $21.0            $ 9.7               $13.3            $104.4
------------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS (LOSS) PER SHARE
   Continuing Operations                                            $0.88            $0.56               $0.64             $1.35
   Discontinued Operations                                          (0.12)           (0.22)              (0.16)             2.59
   Change in Accounting Principle                                       -                -                   -             (0.27)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $0.76            $0.34               $0.48            $ 3.67
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
<F1>  In April 2005,  ALLETE  recorded a $50.4 million,  or $1.84 per share, charge related to the assignment of the Kendall County power purchase agreement.

Note: In 2005, we began allocating corporate charges and interest expense to our business segments. For comparative purposes, segment information for 2004 has been restated to reflect the new allocation method used in 2005 for corporate charges and interest expense. This restatement had no impact on consolidated net income or earnings per share.

                                                                         QUARTER ENDED                          YEAR ENDED
                                                                          DECEMBER 31,                         DECEMBER 31,
                                                                     2005             2004                2005              2004
------------------------------------------------------------------------------------------------------------------------------------
KILOWATTHOURS SOLD
Millions

   Regulated Utility
       Retail and Municipals
           Residential                                               297.4            280.5             1,101.6           1,053.3
           Commercial                                                339.9            320.9             1,326.8           1,281.8
           Industrial                                              1,823.0          1,797.1             7,129.8           7,070.8
           Municipals                                                220.0            209.1               877.3             823.0
           Other                                                      19.9             21.1                79.1              79.0
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                                                                   2,700.2          2,628.7            10,514.6          10,307.9
       Other Power Suppliers                                         276.7            271.7             1,141.6             917.5
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                                                                   2,976.9          2,900.4            11,656.2          11,225.4
   Nonregulated Energy Operations                                    361.7            298.1             1,521.3           1,496.1
------------------------------------------------------------------------------------------------------------------------------------
                                                                   3,338.6          3,198.5            13,177.5          12,721.5
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REAL ESTATE

   Town Center Development Project
       Commercial Square Footage Sold <F1>                               -                -             643,000                 -

   Other Land
       Acres Sold                                                       44               34               1,102             1,479
       Lots Sold                                                         -                -                   7               211
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
<F1>  For the year ended December 31, 2005, 70 acres were sold (0 acres for the quarter ended December 31, 2005).

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ALLETE NEWS RELEASE                                                       PAGE 5
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NON-GAAP FINANCIAL MEASURES

ALLETE prepares financial statements in accordance with accounting principles generally accepted in the United States (GAAP). Along with this information, the company discloses and discusses certain non-GAAP financial information in our quarterly earnings releases, on investor conference calls and during investor conferences and related events. Management believes that non-GAAP financial data supplements ALLETE's GAAP financial statements by providing investors with additional information which enhances the investors' overall understanding of our financial performance and the comparability of our operating results from period to period. The presentation of this additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

Financial results for 2005 were significantly impacted by the following transactions:

       - A $50.4 million after tax, or $1.84 per share, charge due to the assignment of the Kendall County power purchase agreement to Constellation Energy Commodities;
       - A $3.7 million, or $0.13 per share, current tax benefit due to a positive resolution of income tax audit issues; and
       - A $2.5 million, or $0.09 per share, deferred tax benefit due to comprehensive tax planning initiatives.

In 2004, financial results were significantly impacted by the following transactions:

       - A $10.9 million after tax, or $0.38 per share, debt prepayment cost as part of ALLETE's financial restructuring in preparation for the spin-off of Automotive Services; and
       - An $11.5 million after tax, or $0.41 per share, gain on the sale of shares of ADESA, Inc. common stock related to the company's Retirement Savings and Stock Ownership Plan.

Since these transactions significantly impacted the financial results from continuing operations in 2005 and 2004, ALLETE believes that for comparative purposes and a more accurate reflection of our ongoing operations, it is useful to present diluted earnings per share from continuing operations for each applicable period excluding the impact of these items. The table below reconciles actual reported diluted earnings per share from continuing operations before change in accounting principle to the adjusted results that exclude these transactions in the respective periods.


                                                                         QUARTER ENDED                          YEAR ENDED
                                                                          DECEMBER 31,                         DECEMBER 31,
                                                                     2005             2004                2005              2004
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

DILUTED EARNINGS PER SHARE OF COMMON STOCK
   Continuing Operations Before Change in Accounting Principle       $0.88            $0.56               $0.64             $1.35
      Add:   Kendall County Charge                                       -                -                1.84                 -
             Debt Prepayment Cost                                        -                -                   -              0.38
      Less:  Gain on Sale of ADESA Shares                                -             0.41                   -              0.41
             Positive Resolution of Tax Audit Issues                  0.13                -                0.13                 -
             Tax Planning Initiatives                                 0.09                -                0.09                 -
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                                                                     $0.66            $0.15               $2.26             $1.32
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

[THIS EXHIBIT HAS BEEN FURNISHED AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF
SECTION 18 OF THE SECURITIES ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933, EXCEPT AS SHALL BE EXPRESSLY SET FORTH BY SPECIFIC REFERENCE IN SUCH FILING.]